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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                     0-51800             36-4587081
         -------------                     -------          -------------------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                          47205
----------------------------------------                      -----------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
              ---------------------------------------------

         On October 24, 2007, the Compensation Committee of the Board of Directors calculated cash bonuses to be paid to the Company's executive officers under the Company's cash bonus program for the fiscal year ended June 30, 2007. The cash bonus program provides that each executive officer is to receive a bonus equal to one-half of one percent of their respective fiscal 2007 salary, multiplied by the number of basis points the Company's return on average assets ("R.O.A.A.") for the period July 1, 2006 through June 30, 2007 exceeded the average R.O.A.A. of a peer group (Indiana thrifts having assets between $100 million and $300 million). Accordingly, William F. Ritzmann, Elmer G. McLaughlin, James W. Kittle, W. Michael McLaughlin and Vicki A. March will be paid $13,980, $11,995, $9,377, $9,067 and $9,067, respectively, under the cash bonus program for the fiscal year ended June 30, 2007. Mr. W. Michael McLaughlin will also receive a discretionary bonus of $5,000 for his efforts (during the fiscal year ended June 30, 2007) relating to the successful opening of two branch offices, his role as Chairman of United Community Bank's (the "Bank") Technology Committee and his efforts to enhance fee income opportunities for the Company and the Bank.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
              -----------

         On October 25, 2007, the Board of Directors of United Community Bancorp (the "Company"), the holding company for United Community Bank, amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.
              ------------

         On October 25, 2007, the Board of Directors of United Community Bancorp declared a cash dividend on the Company's outstanding shares of stock. The dividend of $0.08 per share will be paid on or about November 30, 2007 to stockholders of record on November 12, 2007. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (a)   Financial Statements of Businesses Acquired: Not applicable

        (b)   Pro Forma Financial Information:  Not applicable

        (c)   Shell Company Transactions:  Not applicable


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        (d)   Exhibits

              Number     Description
              ------     -----------

              3.2        Amended and Restated Bylaws of United Community Bancorp

              99.1       Press Release dated October 25, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED COMMUNITY BANCORP
                                      ------------------------
                                      (Registrant)



Date:  October 25, 2007               By: /s/ William F. Ritzmann
                                          --------------------------------------
                                          William F. Ritzmann
                                          President and Chief Executive Officer